SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 11, 2004

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-07530	WISCONSIN GAS COMPANY	39-0476515
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY
WISCONSIN GAS COMPANY

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 11, 2004, Wisconsin Energy Corporation issued a press release announcing that Richard A. Abdoo, Chairman of the Board and Chief Executive Officer of Wisconsin Energy, has decided to retire effective April 30, 2004. Gale E. Klappa, President of Wisconsin Energy, will also assume the positions of Chairman and Chief Executive Officer effective May 1, 2004. In addition, Mr. Abdoo will retire as Chairman of the Board of Wisconsin Electric Power Company and Wisconsin Gas Company effective April 30, 2004. Mr. Klappa, President and Chief Executive Officer of each of Wisconsin Electric and Wisconsin Gas, will also assume the position of Chairman of both companies effective May 1, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits:

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.

        99.1   Press Release dated February 11, 2004 announcing the retirement of Richard A. Abdoo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: February 11, 2004	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: February 11, 2004	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN GAS COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: February 11, 2004	Stephen P. Dickson -- Controller and
Principal Accounting Officer